EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

     THIS  REGISTRATION  RIGHTS AGREEMENT (this "Agreement") is made and entered
                                                 ---------
into as of February 7, 2007, by and among Petrosearch Energy Corporation, a Nevada Corporation (the "Company"), and RCH Petro Investors, LP, a Delaware
                            -------
limited  partnership  (the  "Purchaser").
                             ---------

     WHEREAS,  this  Agreement  is  made  in  connection with the closing of the issuance and sale of the Note pursuant to the Note and Warrant Purchase Agreement, dated as of even date herewith, by and between the Company and the Purchaser (the "Purchase Agreement");
                  -------------------

     WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchaser pursuant to the Purchase Agreement; and

     WHEREAS, it is a condition to the obligations of the Purchaser under the Purchase Agreement that this Agreement be executed and delivered.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section  1.01     Definitions.  Capitalized  terms  used  herein  without
                       -----------
definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

     "Agreement"  has  the  meaning  specified  therefor  in  the  introductory
      ---------
paragraph.

     "Business  Day"  means  any  day  other than a Saturday, Sunday, or a legal
      -------------
holiday  for  commercial  banks  in  New  York,  New  York.

     "Commission"  means  the  United States Securities and Exchange Commission.
      ----------

     "Common  Stock"  means  the  Company's  common  stock,  par  value  $.001.
      -------------

     "Company"  has the meaning specified therefor in the introductory paragraph
      -------
of  this  Agreement.

     "Effectiveness  Period"  has  the  meaning  specified  therefor  in Section
      ---------------------                                              -------
2.01(a)  of  this  Agreement.
------

     "Excluded  Securities"  has  the  meaning  specified  therefor  in  Section
      --------------------                                               -------
2.01(d).
------

     "Excluded Securities Registration Statement" means a registration statement
      ------------------------------------------
on  Form  SB-2  registering  the  Excluded  Securities.

     "Excluded  Securities Registration  Statement  Filing Date" has the meaning
      ---------------------------------------------------------
specified  therefor  in  Section  2.02(a).
                         ----------------

     "Failure  Date"  has  the  meaning  specified  therefor in Section 2.04(b).
      -------------                                             ---------------

     "Holder"  means  the  record  holder  of  any  Registrable  Securities.
      ------

     "Initial  Registration  Statement" means the registration statement on Form
      --------------------------------
SB-2  registering  the  Note  Shares.

     "Initial  Registration  Statement  Filing  Date"  has the meaning specified
      ----------------------------------------------
therefor  in  Section  2.01(a).

     "Included Registrable Securities" has the  meaning  specified  therefor  in
      -------------------------------
Section  2.05  of  this  Agreement.
-------------

     "Liquidated  Damages" has the meaning specified therefor in Section 2.01(b)
      -------------------                                        ---------------
of  this  Agreement.

     "Liquidated Damages Multiplier" means the product of $1.00 times the number
      -----------------------------
of Note Shares, Warrant Shares or Excluded Shares, as applicable to such Registration Statement, held by the Holder.

     "Losses"  has  the  meaning  specified  therefor in Section 2.09(a) of this
      ------                                             ---------------
Agreement.

     "Managing  Underwriter"  means,  with respect to any Underwritten Offering,
      ---------------------
the  book-running  lead  manager  of  such  Underwritten  Offering.

     "Note"  means  the  8%  Senior  Secured  Convertible  Note  in the original
      ----
principal amount of $10,000,000, convertible into shares of Common Stock, purchased by the Purchaser, as further described in the Purchase Agreement.

     "Note  Shares"  means the shares of Common Stock (i) to which the Holder is
      ------------
entitled upon conversion of the Note and (ii) that have been issued in lieu of cash interest payments under the Note at the time of filing the applicable Registration Statement or Piggyback Registration Statement.

     "Piggyback  Registration  Statement"  has the meaning specified therefor in
      ----------------------------------
Section  2.05(a).

     "Purchase  Agreement" has the meaning specified therefor in the recitals of
      -------------------
this  Agreement.

     "Purchaser"  has  the  meaning  specified  therefor  in  the  introductory
      ---------
paragraph  of  this  Agreement.

     "Registrable  Securities"  means  the:  (i)  Note  Shares,  (ii)  Excluded
      -----------------------
Securities and (iii) Warrant Shares, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

     "Registration  Expenses"  has  the  meaning  specified  therefor in Section
      ----------------------                                             -------
2.08(b)  of  this  Agreement.
-------

     "Registration  Statements"  means  the  Initial Registration Statement, the
      ------------------------
Excluded  Securities  Registration  Statement  and  the  Warrant  Registration
Statement.

     "Selling Expenses" has the meaning specified therefor in Section 2.08(b) of
      ----------------                                        ---------------
this  Agreement.

     "Selling  Holder"  means  a  Holder  who  is selling Registrable Securities
      ---------------
pursuant  to  any  registration  statement.

     "Underwritten  Offering"  means an offering in which shares of Common Stock
      ----------------------
are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a "bought deal" with one or more investment banks.

     "Warrant"  means  the warrant to purchase 5,000,000 shares of Common Stock,
      -------
as  further  described  in  the  Purchase  Agreement.

     "Warrant  Shares"  means the shares of Common Stock underlying the Warrant.
      ---------------

     "Warrant  Registration  Statement"  means  a registration statement on Form
      --------------------------------
SB-2  registering  the  Warrant  Shares.

     "Warrant  Registration  Statement  Filing  Date"  has the meaning specified
      ----------------------------------------------
therefor  in  Section  2.03(a).
              ----------------

     Section  1.02     Registrable  Securities.  Any  Registrable  Security will
                       -----------------------
cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force under the Securities Act); (c) such Registrable Security can be disposed of pursuant to Rule 144(k) (or any similar provision then in force under the Securities Act), or (d) such Registrable Security is held by the Company or one of its subsidiaries.

                                   ARTICLE II
                               REGISTRATION RIGHTS

     Section  2.01     Initial  Registration.
                       ---------------------

     (a)     Deadline  To  Go  Effective.  As  soon as practicable following the
             ---------------------------
Closing,  but  in  any  event  before  April 20, 2007 (the "Initial Registration
                                                            --------------------
Statement  Filing  Date"),  the  Company  shall  prepare  and  file  the Initial
-----------------------
Registration  Statement.  The  Company  shall  use  its
commercially reasonable efforts to register 70% of the Note Shares on the Initial Registration Statement and to cause the Initial Registration Statement to become effective no later than 120 days after the Initial Registration Statement Filing Date. The Company will use its commercially reasonable efforts to cause the Initial Registration Statement filed pursuant to this Section 2.01
                                                                    ------------
to be continuously effective under the Securities Act until the earliest of (i) when all such Note Shares registered thereon are sold by the Holder and (ii) when all of the Note Shares registered thereon become eligible for resale under Rule 144(k) (or any successor provision then in force under the Securities Act) (the "Effectiveness Period"). The Initial Registration Statement when declared
      --------------------
effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b)     Failure  To File.  Subject  to  Section  2.01(d),  if  the  Initial
             ----------------
Registration  Statement required by Section 2.01 is not filed before the Initial
                                    ------------
Registration Statement Filing Date, then the Holder shall be entitled to a payment, as liquidated damages and not as a penalty, with respect to the Note Shares held by the Holder and not then included in an effective Piggyback
Registration  Statement,  for  the  period  beginning  on  the day after Initial
Registration Statement Filing Date and lasting to but excluding the day the Initial Registration Statement is filed, of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first 60 days of the period, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 60 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the "Liquidated Damages").
                                        -------------------

     (c)     Failure  To  Go  Effective.  If  the Initial Registration Statement
             --------------------------
required  by  Section  2.01  is not declared effective within 150 days after the
              -------------
Initial Registration Statement Filing Date, then the Holder shall be entitled to Liquidated Damages with respect to the Note Shares registered thereon, held by the Holder and not then included in an effective Piggyback Registration Statement for the period beginning on the 150th day after the Initial Registration Statement Filing Date and lasting to but excluding the day the Initial Registration Statement is declared effective.

     (d)     Excluded Securities.  In the event the Company is required, for any
             -------------------
reason, to exclude any of the Note Shares from the Initial Registration Statement (the "Excluded Securities"), such Excluded Securities shall be
                  --------------------
registered  on  the  Excluded  Securities  Registration Statement as provided in
Section  2.02.  The Holder shall be entitled to Liquidated Damages  with respect
-------------
to such Excluded Securities held by the Holder and not then included in an effective Piggyback Registration Statement for the period beginning on the Initial Registration Filing Date and lasting to but excluding the Excluded Securities Registration Filing Date; provided, however, that Company may exclude up to 40% of the Note Shares from the Initial Registration Statement if the Company reasonably determines that it is necessary to do so in order for the Commission to declare the Initial Registration Statement effective and such Excluded Securities shall not be subject to Liquidated Damages.

     Section  2.02      Excluded  Securities  Registration.
                        -----------------------------------

     (a)     Deadline To Go Effective.  Within seven months after the Commission
             ------------------------
has  declared  the  Initial  Registration  Statement  effective  (the  "Excluded
                                                                        --------
Securities Registration  Statement Filing  Date"), the Company shall prepare and
------------------------------------------------
file the Excluded Securities Registration Statement. The Company shall use its commercially reasonable efforts to cause the Excluded Securities Registration Statement to become effective no later than 120 days after the Excluded Securities Registration Statement Filing Date. The Company will use its commercially reasonable efforts to cause the Excluded Securities Registration Statement filed pursuant to this Section 2.02 to be continuously effective under
                                 ------------
the Securities Act during the Effectiveness Period. The Excluded Securities Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b)     Failure  To File. If the Excluded Securities Registration Statement
             ---------------
required  by  Section  2.02  is  not  filed  before  the  Excluded  Securities
              -------------
Registration Statement Filing Date, then the Holder shall be entitled to Liquidated Damages with respect to the Excluded Securities held by the Holder and not then included in an effective Piggyback Registration Statement, for the period beginning on the day after Excluded Securities Registration Statement
Filing Date and lasting to but excluding the day the Excluded Securities Registration Statement is filed.

     (c)      Failure  To Go Effective.  If the Excluded Securities Registration
              ------------------------
Statement  required  by  Section  2.02 is not declared effective within 150 days
                         -------------
after the Excluded Securities Registration Statement Filing Date, then the Holder shall be entitled to Liquidated Damages with respect to the Excluded Securities held by the Holder and not then included in an effective Piggyback Registration Statement, for the period beginning on the 150th day after the Excluded Securities Registration Statement Filing Date and lasting to but excluding the day the Excluded Securities Registration Statement is declared effective.

     Section  2.03     Warrant Registration.
                       ---------------------

     (a)     Deadline To Go Effective.  As soon as practicable, but in any event
             ------------------------
before  February 7, 2008 (the "Warrant Registration Statement Filing Date"), the
                               ------------------------------------------
Company shall prepare and file the Warrant Registration Statement. The Company shall use its commercially reasonable efforts to cause the Warrant Registration Statement to become effective no later than 120 days after the Warrant Registration Statement Filing Date. The Company will use its commercially reasonable efforts to cause the Warrant Registration Statement filed pursuant to this Section 2.03 to be continuously effective during the Effectiveness Period.
      ------------
The Warrant Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b)     Failure  To File. If the Warrant Registration Statement required by
             ---------------
Section  2.03 is not filed before  the  Warrant  Registration  Statement  Filing
-------------
 Date, then the Holder shall be entitled to Liquidated Damages for the period beginning on the Warrant Registration
Statement Filing Date and lasting to but excluding the day the Warrant Registration Statement is filed.

     (c)     Failure  To  Go  Effective.  If  the Warrant Registration Statement
             --------------------------
required  by  Section  2.03  is not declared effective within 150 days after the
              -------------
Warrant Registration Statement Filing Date, then the Holder shall be entitled to Liquidated Damages with respect to the Warrant Shares held by the Holder and not then included in an effective Piggyback Registration Statement, for the period beginning on the 150th day after the Warrant Registration Statement Filing Date and lasting to but excluding the day the Warrant Registration Statement is declared effective.

     Section  2.04     Additional  Provisions  related  to  Liquidated  Damages
                       --------------------------------------------------------

     (a)     Delay  Rights.  Notwithstanding  anything to the contrary contained
             -------------
herein, the Company may, upon written notice to any Holder whose Registrable Securities are included in a Registration Statement, suspend such Holder's use of any prospectus which is a part of the Registration Statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement), for a period not to exceed an aggregate of 90 days in any 365-day period, if (i) the Company is pursuing a material acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or (ii) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt written notice to the Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

     (b)     Cessation  of Effectiveness.  If any of the Registration Statements
             ---------------------------
are filed and declared effective but shall thereafter cease to be effective or fail to be usable for the resale of the applicable Registrable Securities (the "Failure Date") for any reason other than as provided in 2.04(a) above, then the
 ------------
Holder will be entitled to Liquidated Damages for the Registrable Securities held by the Holder subject to such Registration Statement for a period beginning on the Failure Date and lasting to but excluding the day a post-effective amendment to the Registration Statement is declared effective by the Commission or supplement or report is filed with the Commission and the applicable Registration Statement is useable for the resale of Registrable Securities registered thereon.

     (c)     Limits  on  Liquidated Damages.  The aggregate amount of Liquidated
             ------------------------------
Damages payable by the Company under this Agreement to any Holder as a result of events in (i) Sections 2.01, 2.02 and 2.03 shall not exceed $500,000 and (ii)
Section 2.04(b) shall not exceed $1,000,000; provided, however, that in no event shall the aggregate amount of the Liquidated Damages payable to the Holder as a result of events in Sections 2.01, 2.02, 2.03 and 2.04(b) exceed $1,000,000. Further, the Liquidated Damages shall be automatically eliminated without any action by the parties to the extent the Commission or the then published statements of the

Fair Accounting Standards Board provides that (A) any portion of the Liquidated Damages shall be accounted for as a derivative instrument rather than a contingent payment obligation under generally accepted accounting principles and the rules and regulations of the Commission or (B) any of the Registrable
Securities (whether or not deemed to include the Liquidated Damages payment obligation) must be accounted for as interests other than equity interests under generally accepted accounting principles and the rules and regulations of the Commission. Further, any other action necessary to insure that the Liquidated Damages or the Registrable Securities are not accounted for as provided in (A) and (B) of the previous sentence shall occur, including, if necessary, that the Holder shall repay to the Company any of the Liquidated Damages attributable to
(A)  or  (B)  that  have  been  previously  paid  by  the  Company.

     (d)     Payment  of  Liquidated  Damages.  Any  Liquidated Damages shall be
             --------------------------------
paid to the Holder in immediately available funds within ten Business Days after the end of the applicable 30-day period. Liquidated Damages for any period of less than 30 days shall be prorated by multiplying the amount of Liquidated Damages to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such Liquidated Damages are owed, and the denominator of which is 30. The calculation of Liquidated Damages hereunder is subject to appropriate adjustments for any subdivision or combination of shares of Common Stock after the date hereof. The payment of the Liquidated Damages to a Holder shall cease at such time as the Registrable Securities become eligible for resale under Rule 144(k) under the Securities Act.

     Section  2.05     Piggyback  Rights.
                       -----------------

     (a)     General.  If  at  any  time  the  Company  proposes  to  file (i) a
             -------
prospectus supplement to an effective shelf registration statement or (ii) a registration statement (other than a registration related to an employee benefit plan, a registration on Form S-4 or a registration on any form that does not permit secondary sales) for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person ((i) and (ii) collectively referred to as the "Piggyback Registration Statement"), then as soon as practicable but not
         --------------------------------
less than three Business Days prior to the filing of (x) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (y) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (z) such registration statement, as the case may be, then, the Company shall give notice of such proposed Underwritten Offering to the Holders and such notice shall offer the Holder the opportunity to include in such Underwritten Offering such number of Registrable Securities (the "Included Registrable Securities") as each such Holder may
                   ---------------------------------
request in writing; provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material adverse effect on the price, timing or distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of (c). The notice required to be
                                                 ---
provided  in  this  Section  2.05 to Holders shall be provided on a Business Day
                    -------------
pursuant  to  Section  3.01  hereof.   Each  such  Holder  shall then have three
              -------------
Business Days after receiving such notice to request inclusion of Registrable Securities in the Underwritten Offering, except that such Holder shall have one Business Day after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering in the case of a "bought deal" or "overnight transaction" where no preliminary prospectus is used.

If no request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder's request for inclusion of such Selling Holder's Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering.

     (b)     Procedures.  In  connection  with  any  Underwritten Offering under
             ----------
this Agreement, the Company shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by
(a) in which a Selling Holder participates, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for such Selling Holder's benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Company's obligation to pay Registration Expenses.

     (c)     Priority of Rights.  If the Managing Underwriter or Underwriters of
             ------------------
any proposed Underwritten Offering of Common Stock included in an Underwritten Offering involving Included Registrable Securities advises that the total amount of Common Stock that the Selling Holder and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of

Registrable Securities that such Managing Underwriter or Underwriters advises can be sold without having such adverse effect, with such number to be allocated
(i) first, to the Company, (ii) second, pro rata among the Selling Holders based, for each Selling Holder, on the fraction derived by dividing (x) the number of Common Stock proposed to be sold by such Selling Holder in such Underwritten Offering by (y) the aggregate number of Common Stock proposed to be sold by all Selling Holders in such Underwritten Offering.

     Section 2.06     Sale Procedures.  In connection with its obligations under
                      ---------------
this  Article  II,  the  Company  will,  as  expeditiously  as  possible:
      -----------

     (a) prepare and file with the Commission such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

     (b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in such prospectus supplement;

     (c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

     (d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (e) promptly notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

     (f) immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

     (g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

     (h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Company, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a "cold comfort" letter, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the "cold comfort" letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in Underwritten Offerings of securities and such other matters as such underwriters may reasonably request;

     (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

     (j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

     (k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

     (l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

     (m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

     (n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

     Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (f) of this Section
                                                                         -------
2.06,  shall  forthwith  discontinue  disposition  of the Registrable Securities
----
until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.06 or until it is
                                                     ------------
advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     Section  2.07     Cooperation  by  Holders.  The  Company  shall  have  no
                       ------------------------
obligation to include in a Registration Statement units of a Holder, or in an Underwritten Offering pursuant to Section 2.05 Registrable Securities of the
                                      ------------
Selling Holder, who has failed to timely furnish such information that, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

     Section  2.08     Expenses.
                       --------

     (a)     Expenses.  The  Company  will  pay  all  reasonable  Registration
             --------
Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.09 hereof, the Company shall not be responsible
                       ------------
for legal fees incurred by Holders in connection with the exercise of such Holders' rights hereunder.

     (b)     Certain  Definitions.  "Registration  Expenses"  means all expenses
             --------------------    ----------------------
incident to the Company's performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this
              -------------
Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and related fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. "Selling Expenses" means all underwriting
                                        ----------------
fees, discounts and selling commissions allocable to, and any transfer taxes associated with, the sale of the Registrable Securities.

     Section  2.09     Indemnification.
                       ---------------

     (a)     By the  Company. In  the event of a registration of any Registrable
             ---------------
Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and expenses) (collectively, "Losses"), joint or several, to which such Selling Holder or underwriter or
 ------
controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors, officers, employee and agents, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, its directors, officers, employees and agents or any underwriter or such controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such directors, officers, employees agents or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

     (b)     By  Each  Selling Holder.  Each Selling Holder agrees severally and
             ------------------------
not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

     (c)     Notice.  Promptly  after  receipt by an indemnified party hereunder
             ------
of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.09. In any action
                                                    ------------
brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any
                                                            ------------
legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

     (d)     Contribution.  If  the indemnification provided for in this Section
             ------------                                                -------
2.09  is  held  by  a court or government agency of competent jurisdiction to be
----
unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling
Expenses)  received  by  such  Selling  Holder  from  the  sale  of  Registrable
Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

     (e)     Other  Indemnification.  The  provisions of this Section 2.09 shall
             ----------------------                           ------------
be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

     Section  2.10     Rule  144 Reporting.  With a view to making available the
                       -------------------
benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

     (a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

     (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     Section 2.11     Transfer or Assignment of Registration Rights.  The rights
                      ---------------------------------------------
to cause the Company to register Registrable Securities granted to the Holder by the Company under this Article II may be transferred or assigned by any Holder
                         ----------
to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that the Holder must provide the Company written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee must assume in writing responsibility for its portion of the obligations of the Holder under this Agreement.

     Section  2.12     Limitation  on  Subsequent Registration Rights.  From and
                       ----------------------------------------------
after the date hereof, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any current or future Holder of any securities of the Company that would allow such current or future Holder to require the Company to include securities in any registration statement filed by the Company on a basis that is superior in any way to the piggyback rights granted to the Holder hereunder.

                                   ARTICLE III
                                  MISCELLANEOUS

     Section  3.01     Communications.  All  notices  and  other  communications
                       --------------
provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

     (a) if to Purchaser at RR Advisors, LLC, 200 Crescent Court, Suite 1060, Dallas, TX 75201-1834, Attn: Robert Raymond (facsimile: (214) 871-8683),

     (b) if to a transferee of Purchaser, to such Holder at the address provided pursuant to Section 2.11 above, and
                        -------------

     (c)     if  to  the  Company  at  675  Bering Drive, Suite 200, Houston, TX
77057,  Attn:  President  (facsimile:  (713)  961-9338).

     All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

     Section  3.02     Successor and Assigns.  This Agreement shall inure to the
                       ---------------------
benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

     Section  3.03     Assignment  of  Rights.  All or any portion of the rights
                       ----------------------
and obligations of the Purchaser under this Agreement may be transferred or assigned by the Purchaser in accordance with Section 2.11 hereof.
                                                    -------------

     Section 3.04     Change of Control.  The provisions of this Agreement shall
                      -----------------
apply to the full extent set forth herein with respect to any and all units of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities.

     Section  3.05     Recapitalization,  Exchanges,  Etc.  Affecting the Common
                       ---------------------------------------------------------
Units. The Registrable Securities shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

     Section  3.06     Specific  Performance.  Damages in the event of breach of
                       ---------------------
this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

     Section  3.07     Counterparts.  This  Agreement  may be executed in two or
                       ------------
more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     Section  3.08     Headings.  The  headings  in  this  Agreement  are  for
                       --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section  3.09     Governing  Law.  The  Laws  of  the  State of Texas shall
                       --------------
govern  this  Agreement  without  regard  to  principles  of  conflict  of Laws.

     Section  3.10     Severability  of  Provisions.  Any  provision  of  this
                       ----------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

     Section  3.11     Entire  Agreement.  This  Agreement  is  intended  by the
                       -----------------
parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

     Section 3.12     Amendment.  This Agreement may be amended only by means of
                      ---------
a written amendment signed by the Company and the Holders of a majority of the then outstanding

Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder, relative to any other Holder, without the consent of such Holder.

     Section  3.13     No Presumption.  If any claim is made by a party relating
                       --------------
to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.


                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.


                                       PETROSEARCH ENERGY CORPORATION


                                       By: /s/ Richard D. Dole
                                           ------------------------------------
                                       Name: Richard D. Dole
                                            -----------------------------------
                                       Title: Chief Executive Officer
                                              and President
                                             ----------------------------------


                                       RCH PETRO INVESTORS, LP

                                       By: RR Advisors, LLC, its general partner


                                       By: /s/ Robert Raymond
                                           ------------------------------------
                                            Robert Raymond, Sole Member